UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22853

StoneCastle Financial Corp.
(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor New York, NY		10019
(Address of principal executive offices)		(Zip code)

Joshua S. Siegel StoneCastle Financial Corp. 152 West 57th Street, 35th Floor New York, NY 10019
(Name and address of agent for service)

Copies of Communications to:
John P. Falco, Esq.
Pepper Hamilton LLP
3000 Two Logan Square / Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
(215) 981-4659

Registrant’s telephone number, including area code:	(212) 354-6500

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

June 30, 2014
(unaudited)

stonecastle-financial.com

NASDAQ BANX

STONECASTLE FINANCIAL CORP.

This page intentionally left blank.

About StoneCastle Financial Corp.

StoneCastle Financial Corp. ("StoneCastle Financial" or the "Company") is an SEC registered non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol "BANX".

StoneCastle Financial makes long-term, passive, non-control investments in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. Its investment objective is to provide current income and, to a lesser extent, capital appreciation. StoneCastle Financial is managed by StoneCastle Asset Management LLC.

Investment Summary

StoneCastle Financial offers investors an opportunity to invest in a select group of community banks (i.e., U.S. domiciled depository institutions with less than $10 billion of consolidated assets) at a time when the industry appears to be poised for consolidation, a key historical driver of capital gains.

As of the close of business on June 30, 2014, the Company had Total Assets of $130.7 million, consisting of investments with a fair value of $120.8 million ("Invested Portfolio"), cash and money market fund investments of $8.9 million, and other assets of $1.0 million. "Total Assets" includes investments, cash, interest and dividends receivable, other assets and any proceeds from borrowings used to make a portfolio investment.

A distinct advantage for the Company is the exclusive endorsement by the American Bankers Association's Corporation for American Banking ("ABA") via its for-profit subsidiaries. According to the ABA, the American Bankers Association's subsidiaries members account for nearly 90% of the bank industry's total assets.

Investment Objectives

StoneCastle Financial's primary investment objective is to provide stockholders with current income, and, to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Semi-Annual Report StoneCastle Financial Corp.

FINANCIAL STATEMENTS

StoneCastle Financial Corp.

Schedule of Investments

As of June 30, 2014 (unaudited)

Company	Investment	# of Shares/Par Amount	Market Value
Long-Term Investments – 115.20%
Preferred Securities – 72.5%
Preferred Stock – 70.7%
Banking – 70.7%
Blue Ridge Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	200	$193,000
BNCCORP, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	13,750	13,759,531
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, (5% through 8/14/2014, 9% thereafter)	6,400	6,340,267
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	150	150,200
Citigroup Inc.	Depositary Shares Representing a 1/1,000th Interest in a share of 7.125% Non-Cumulative Preferred Stock, Series J	40	1,105,960
Community First Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	7,250	7,172,667
Community First Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	400	397,333
Community West Bancshares	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	1,925	1,905,750
Farmers Capital Bank Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	5,000	4,950,000
FFW Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	339	327,983
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	3,607	3,597,983
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	293	292,268
First Community Financial Partners	Fixed Rate Cumulative Perpetual Preferred Stock Series B, (5% through 2/14/2015, 9% thereafter)	2,176	2,088,960
First Community Financial Partners	Fixed Rate Cumulative Perpetual Preferred Stock Series C, 9%	108	106,650
First National Corp.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	916	902,260
First Priority Financial Corp.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	9	8,775
HMN Financial Corp., Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	5,000	4,956,250
Katahdin Bankshares Corp.†	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	4,000	10,000,000
Marquette National Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	3,514	3,426,150
Marquette National Corporation	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	175	171,938

See notes to Financial Statements

StoneCastle Financial Corp. Semi-Annual Report

Company	Investment	# of Shares/Par Amount	Market Value
Banking (continued)
National Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series T1, 9%	$3,250	$3,176,875
National Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series T2, 9%	1,000	977,500
Old Second Bancorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	4,000	3,760,000
Old Second Bancorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	1,772	1,665,680
Premier Financial Bancorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, (5% through 11/14/2014, 9% thereafter)	2,331	2,280,495
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	250	247,500
Tennessee Valley Financial Holdings Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series A, 9%	100	104,125
Tennessee Valley Financial Holdings Inc.	Fixed Rate Cumulative Perpetual Preferred Stock Series B, 9%	49	59,719
	Subtotal - Preferred Stock		74,125,819
Convertible Preferred Stock – 1.8%
Banking – 1.8%
First Citizens Banc Corp.	Depositary Shares Representing a 1/40th Interest in a 6.50% Non-Cumulative Redeemable Convertible Perpetual Preferred Stock, Series B	59,001	1,941,133
	Subtotal - Convertible Preferred Stock		1,941,133
	Total Preferred Securities (Cost $76,979,063)		76,066,952
Debt Securities – 22.9%
Banking – 22.9%
AmFirst Financial Services Inc.	Senior Subordinated Debt, (7.70% through 11/14/2014, 13.8% thereafter), Due 8/21/2039	1,276,000	1,262,443
AmFirst Financial Services Inc.	Senior Subordinated Debt, 13.80%, Due 8/21/2039	149,000	147,417
MMCapSSM Funding I, Ltd./ MMCapSSM Funding I, Inc.	Fixed Rate Mezzanine Notes, Due 6/15/2030, 8.39%, 144A(1)	8,597,901	6,229,022
Preferred Term Securities, Ltd./Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, Due 9/15/2030, 9.74%, 144A(1)	16,727,925	16,351,546
	Total Debt Securities (Cost $23,655,489)		23,990,428
Trust Preferred Securities – 15.8%
Banking – 15.8%
Countrywide Capital Trust IV	6.75% Trust Preferred Securities	38,562	984,797
Deutsche Bank Contingent Capital Trust V	8.05% Trust Preferred Securities	139,196	3,950,383

See notes to Financial Statements

Semi-Annual Report StoneCastle Financial Corp.

Company	Investment	# of Shares/Par Amount	Market Value
Banking (continued)
JPMorgan Chase Capital Trust XXIX	6.70% Capital Securities, Series CC	$113,818	$2,959,268
Merrill Lynch Preferred Capital Trust III	7.00% Originated Preferred Securities	38,566	994,231
Merrill Lynch Preferred Capital Trust IV	7.12% Originated Preferred Securities	38,264	996,777
Merrill Lynch Preferred Capital Trust V	7.28% Originated Preferred Securities	76,206	1,976,022
Morgan Stanley Capital Trust VII	6.60% Capital Securities	78,081	1,976,230
Morgan Stanley Capital Trust VIII	6.45% Capital Securities	78,069	1,968,041
PrivateBancorp Capital Trust IV	10.00% Trust Preferred Securities	27,856	739,855
	Total Trust Preferred Securities (Cost $16,766,791)		16,545,604
Equity Securities – 4.0%
Banking – 4.0%
Happy Bancshares, Inc.†	Common stock	44,000	1,001,000
Middleburg Financial Corporation	Common stock	14,220	284,400
NB&T Financial Group	Common stock	18,701	374,020
Pioneer Bancshares, Inc.†	Common stock	83,400	1,501,200
Priam Capital Fund I, L.P.†	Limited partnership (Common shares)	1,000,000	1,000,000
	Total Equity Securities (Cost $4,120,850)		4,160,620
	Total Long Term Investments (Cost $121,522,193)		120,763,604
Short-Term Investments – 5.2%
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio	Institutional Share Class	5,420,144	5,420,144
	Total Short-Term Investments (Cost $5,420,144)		5,420,144
	Total Investments (Cost $126,942,337)(2)(3)	120.4%	126,183,748
	Other assets and liabilities, net - (20.4)%		(21,348,591)
	Total Net Assets - 100.0%		$104,835,157

†  Level 3 investment. See Note 2.

(1)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(2)  Cost values reflect accretion of market discount and/or premium amortization.

(3)  All Investments are income producing assets.

See notes to Financial Statements

StoneCastle Financial Corp. Semi-Annual Report

FINANCIAL STATEMENTS

Financial Statements

Statement of Assets and Liabilities As of June 30, 2014 (unaudited)

Assets
Long-term Investments, at fair value (Cost $121,522,193)	$120,763,604
Cash and cash equivalents	8,920,144
Interest receivable	523,775
Dividends receivable	133,220
Prepaid assets	373,040
Total assets	130,713,783
Liabilities
Loan payable	25,000,000
ABA marketing and licensing fees payable	331,280
Investment advisory fees payable	462,052
Loan Interest payable	40,655
Other accrued expenses	44,639
Total liabilities	25,878,626
Net Assets	$104,835,157
Net assets consist of:
Common stock, at par ($0.001 per share)	$4,698
Paid-in capital	110,069,079
Distributions in excess of net investment income	(4,626,037)
Accumulated net realized gain on investments	146,006
Net unrealized depreciation on investments	(758,589)
Net Assets	$104,835,157
Net asset value per share
Common Stock Shares Outstanding	4,698,011
Net asset value per common share	$22.31
Market price per share	$25.38
Market price premium to net asset value per share	13.76%

See notes to Financial Statements

Semi-Annual Report StoneCastle Financial Corp.

FINANCIAL STATEMENTS

Statement of Operations For the Six Months Ended June 30, 2014 (unaudited)

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Dividends	$1,445,385
Interest	1,116,983
Origination Fees	300,000
Other Income	59,157
Total investment income	2,921,525
Expenses
Investment advisory fee	754,850
ABA Marketing and Licensing fees	247,946
Directors' Fees	87,516
Administrator fees	82,263
Professional fees	69,647
Investor relations fees	56,532
Interest expense	43,989
Transfer agent and custodian fees	36,200
Audit and tax fees	31,174
Printing fees	24,149
Valuation service fees	18,596
Miscellaneous fees	83,267
Total expenses	1,536,129
Net investment income	1,385,396
Realized and Unrealized Gain (Loss)
Net realized gain on Investments	146,006
Net change in net unrealized depreciation on Investments	(385,889)
Net realized and unrealized gain (loss)	(239,883)
Net Increase in Net Assets Resulting From Operations	$1,145,513

See notes to Financial Statements

StoneCastle Financial Corp. Semi-Annual Report

FINANCIAL STATEMENTS

Statement of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, paid to shareholders and the net of Company share transactions.

	For the Six Months Ended June 30, 2014 (unaudited)	For the period ended December 31, 2013*
Increase (Decrease) in Net Assets
From Operations
Net investment income/(loss)	$1,385,396	$(425,734)
Net realized gain on investments	146,006	136,541
Net change in unrealized depreciation on investments	(385,889)	(372,700)
Net increase/(decrease) in net assets resulting from operations	1,145,513	(661,893)
Distributions to shareholders
From net investment income	(4,696,540)	(1,314,893)
From Fund share transactions
Issuance of common stock (net of sales load and offering costs)**	—	110,214,862
Reinvestment of distributions	48,100	—
Fund unit redemptions	(17)	—
Increase in net assets resulting from Fund share transactions	48,083	110,214,862
Total increase (decrease)	(3,502,944)	108,238,076
Net assets
Beginning of period	108,338,101	100,025 ***
End of period	$104,835,157	$108,338,101
Distributions in excess of net investment income of ($4,626,037) and ($1,314,893), respectively
Shares outstanding
Beginning of period	4,696,048	4,001
Shares issued	—	4,692,047
Reinvestment of distributions	1,964	—
Shares redeemed	(1)	—
End of period	4,698,011	4,696,048

*  The Company commenced operations on November 13, 2013.

**  Underwriting fees and offering costs were $5,865,059 and $1,221,225, respectively.

***  Amount represents initial seed investment.

See notes to Financial Statements

Semi-Annual Report StoneCastle Financial Corp.

FINANCIAL STATEMENTS

Statement of Cash Flows

This statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the six months ended June 30, 2014 (unaudited)
Cash flows from operating activities
Net increase in net assets from operations	$1,145,513
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(111,196,383)
Proceeds from redemption of investment securities	16,797,360
Net realized gain on investments	(146,006)
Net change in unrealized depreciation on investments	385,889
Net accretion of bond discount	(13,585)
Decrease in receivable for securities sold	1,047,746
Increase in dividends receivable	(133,220)
Increase in interest receivable	(463,914)
Increase in prepaid expenses	(373,040)
Increase in administration fees payable	13,931
Increase in advisory fees payable	380,791
Increase in loan interest payable	40,655
Increase in ABA marketing fee payable	331,280
Decrease in offering expense payable	(191,659)
Increase in directors' fees payable	6,295
Decrease in accrued fees payable	(326,342)
Net cash used by operating activities	(92,694,689)
Cash flows from financing activities
Increase in loan payable	25,000,000
Payable of shares redeemed	(17)
Cash distributions to shareholders	(5,963,333)
Net cash provided by financing activities	$19,036,650
Net decrease in cash	(73,658,039)
Cash:
Beginning of period	82,578,183
End of period	$8,920,144
Supplemental disclosure of cash flow information
Cash paid for interest	$3,334

See notes to Financial Statements

StoneCastle Financial Corp. Semi-Annual Report

Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the period.

	For the Six Months Ended June 30, 2014 (unaudited)	For the Period Ended December 31, 2013†
Per share operating performance
Net Asset value, beginning of period	$23.07	$23.49[1]
Net investment income/(loss)[2]	0.29	(0.09)
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)
Total from investment operations	0.24	(0.14)
Less distributions to shareholders
From net investment income	(1.00)	(0.28)
Total distributions	(1.00)	(0.28)
Net asset value, end of period	$22.31	$23.07
Per share market value, end of period	$25.38	$24.56
Total investment return based on market value[3]*	7.62%	(0.62)%
Ratios and supplemental data
Net Assets end of period (in millions)	$104,835	$108,338
Ratios (as a percentage of average net assets):
Operating Expenses**	2.91%	3.04%
Net investment income/(loss)**	2.62%	(3.00)%
Portfolio turnover*	27%	81%

†  The Company commenced operations on November 13, 2013.

1  Net asset value at beginning of period reflects a deduction of $1.51 per share of sales load and offering expense from the initial public offering price of $25 per share.

2  The net investment income per share was calculated using the average shares outstanding method.

3  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

*  Not-annualized

**  Annualized

See notes to Financial Statements

Semi-Annual Report StoneCastle Financial Corp.

Notes to Financial Statements

(unaudited)

Note 1 — Organization

StoneCastle Financial Corp.("SCFC"or the"Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company, or "RIC" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors,inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be

StoneCastle Financial Corp. Semi-Annual Report

received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly; and

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine the fair value of its assets and liabilities in accordance with valuation procedures adopted by its board of directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot

Semi-Annual Report StoneCastle Financial Corp.

be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our board of directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments.The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Preferred Securities — The fair value of perpetual preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date.When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Exchange-Traded Securities — SCFC may invest in exchange-traded securities for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset.The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Exchange-traded securities are generally categorized as Level 1or 2 in the fair value hierarchy, depending on trading volume levels.

Debt Securities — Under procedures established by our Board of Directors, we value secured debt, unsecured debt, and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

StoneCastle Financial Corp. Semi-Annual Report

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at June 30, 2014, were as follows:

	TOTAL MARKET VALUE AT 06-30-14	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Preferred Stock	$74,125,819	$1,105,960	$63,019,859	$10,000,000
Convertible Preferred Stock	1,941,133	—	1,941,133	—
Debt Securities	23,990,428	—	23,990,428	—
Trust Preferred Securities	16,545,604	16,545,604	—	—
Equity Securities	4,160,620	658,420	—	3,502,200
Money Market Fund	5,420,144	5,420,144	—	—
Total Investments in Securities	126,183,748	23,730,128	88,951,420	13,502,200

The Company's Level 3 investments have been valued at cost which has been determined to represent fair value.

For fair valuations using significant unobservable inputs U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

	PREFERRED STOCK	EQUITY SECURITIES	TOTAL
Balance at December 31, 2013	$5,136,890	$—	$5,136,890
Realized gains including earnings	—	—	—
Unrealized depreciation on investments	—	—	—
Purchases	10,000,000	—	10,000,000
Sales	—	—	—
Transfers in	—	3,502,200	3,502,200
Transfers out	(5,136,890)	—	(5,136,890)
Balance at June 30, 2014	$10,000,000	$3,502,200	$13,502,200

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis.Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities,

Semi-Annual Report StoneCastle Financial Corp.

which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

Note 3 — Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

StoneCastle Asset Management LLC ("Advisor"), a subsidiary of StoneCastle Partners, LLC ("StoneCastle Partners"), serves as investment adviser to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment adviser, the Advisor is entitled to receive a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings, except that, (i) until we have invested at least 85% of the net proceeds we receive from the sale of our common stock, we will reduce the management fee so that the portion of the management fee payable with respect to our assets held in cash and cash equivalents will be equal to 0.0625% (0.25% annualized); and (ii) for the first twelve months following the closing of this offering, we will reduce the management fee otherwise charged at 0.4375% per quarter to 0.375% per quarter (1.5% annualized).

During the current period, SCFC has reached the 85% investment threshold and therefore has incurred a management fee of $462,052 based upon a proration of 0.0625% of the $8.9 million in Cash and Cash Equivalents plus 0.375% of the $120.7 million of Long-Term Investments at fair value for the six months period ended June 30, 2014.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as SCFC's administrator ("Administrator"). As Administrator, BNY Mellon calculates the net asset value of SCFC's shares attributable to Common Stock and generally assists in all aspects of SCFC's administration and operation. As compensation for BNY Mellon's services as Administrator, SCFC incurred $82,263 of expenses for the six months period ended June 30, 2014.

ComputershareTrust Company, N.A. ("Computershare") also serves as SCFC's common stock dividend-paying agent and registrar (the "Transfer Agent"). As compensation for Computershare's services as Transfer Agent, SCFC has incurred $10,413 of expenses for the six months period ended June 30, 2014.

The Bank of New York Mellon (the "Custodian") serves as SCFC's custodian. As compensation for the Custodian's services, SCFC has incurred $25,787 of expenses for the six months period ended June 30, 2014.

StoneCastle Financial Corp. Semi-Annual Report

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $45,000 per annum, plus $1,000 for each in-person meeting of the board of directors or committee meeting. The chairman of SCFC's audit committee and the chairman of SCFC's risk management committee are each to be paid an additional amount not expected to exceed $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested directors do not receive any compensation from SCFC. SCFC has incurred $87,516 of Directors fees for the six months period ended June 30, 2014.

In order to execute its business strategy, SCFC relies on its Advisor's and its Affiliates' strong reputations and deep relationships with issuers, underwriters, financial intermediaries and sponsors, as well as our exclusive investment referral and endorsement relationships with CAB Marketing, LLC and CAB, L.L.C., subsidiaries of the American Bankers Association ("ABA"). Pursuant to the agreements governing these relationships, CAB Marketing, LLC assists SCFC with the promotion and identification of potential investment opportunities through marketing campaigns, placements at ABA events and introductions to banks seeking capital. In addition, CAB, L.L.C. has granted to SCFC a license to use the CAB name, "Corporation for American Banking," in connection with these marketing efforts. SCFC's marketing costs are the fees SCFC pays for these services. SCFC has incurred $247,946 of marketing and licensing costs for the six months period ended June 30, 2014.

Pepper Hamilton LLP serves as the legal counsel to SCFC. As compensation for its services, SCFC has incurred $69,657 of expenses for the six months period ended June 30, 2014.

KPMG LLP serves as the Company's auditor. On June 3, 2014 KPMG announced the acquisition of certain assets of Rothstein Kass, the previous auditor for the firm. As compensation for its services, SCFC has incurred $23,555 of audit expense for the six months ended June 30, 2014.

Note 4 — Purchases and Sales and Redemptions of Securities

For the six months period ended June 30, 2014, (i) the cost of purchases was $111,793,463, (ii) the redemptions of securities was $16,797,359. At June 30, 2014, the aggregate cost basis of securities for federal income tax purposes was $121,522,193 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $758,589.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Semi-Annual Report StoneCastle Financial Corp.

Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The Company declared a $0.50 per share dividend on March 6, 2014 and June 3, 2014, which was paid on April 1, 2014 and June 27, 2014 respectively. The tax character of this distribution will be available at the end of 2014.

At June 30, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$121,522,193
Gross unrealized appreciation	915,249
Gross unrealized depreciation	(1,673,838)
Net unrealized depreciation	($758,589)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2014 and ending December 31, 2014, any amount of losses elected within the tax year will not be recognized for federal income tax purposes until 2015. For the period ended June 30, 2014, SCFC had no ordinary income, short-term or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), SCFC is permitted to carry forward capital losses incurred for an unlimited period. For the period ended June 30, 2014, SCFC had no accumulated capital loss carry forwards.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

StoneCastle Financial Corp. Semi-Annual Report

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of

Semi-Annual Report StoneCastle Financial Corp.

inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000 of which currently $25,000,000 has been committed and drawn. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity in June 2019 and was priced at 3 month LIBOR +2.85%. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

StoneCastle Financial Corp. Semi-Annual Report

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. SCFC had origination fees of $300,000 and other income of $59,157 for the six month period ended June 30, 2014.

Note 10 — Capital Share Transactions

As of June 30, 2014, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of our common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of our common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option.Total shares issued and outstanding at June 30, 2014 were 4,698,011.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the Company and has determined that the following are the only required disclosures in the financial statements:

On July 29, 2014, the Company filed a registration statement with the SEC that has not yet been declared effective with respect to a public offering of common stock.The offering contemplated by the registration statement will not commence until the registration statement is declared effective by the SEC.

Semi-Annual Report StoneCastle Financial Corp.

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he/she is elected and until his/her successor is duly elected and qualifies, or until he/she resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Partners, 152 West 57th Street, 35th Floor, New York, New York 10019. Our board of directors consists of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." Directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our Certificate of Incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Joshua Siegel	43	Chairman of the Board & Chief Executive Officer	2015	Managing Partner and CEO of StoneCastle Partners, LLC	StoneCastle Partners, LLC; StoneCastle Cash Management, LLC; StoneCastle LLC; StoneCastle Partners, LLC
George Shilowitz	49	Director & President	2017	Managing Partner and Senior Portfolio Manager of StoneCastle Partners, LLC	StoneCastle Partners, LLC

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	53	Director, Member of Audit Committee and Risk Management Committee	2016	Managing Director, Bank America Securities until 5/08; Partner, Change Investments 5/08 to 8/09; Senior Advisor, StoneCastle Partners 5/10 to 5/13	Chairman, External Advisory Board of Peabody Museum at Yale University

StoneCastle Financial Corp. Semi-Annual Report

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	54	Director, Member of Audit Committee and Risk Management Committee	2015	CEO and Founder of Tiger Infrastructure Partners	None
Clara Miller	64	Director, Member of Audit Committee and Risk Management Committee	2017	Non-Profit Finance Fund 10/84 to 3/11; The F.B. Heron Foundation 3/11 to present	GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell	54	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to date; Chief Financial Officer of Emerging Managers Group, LP
Rachel Schatten	44	General Counsel, Chief Compliance Officer and Secretary	Since July 2013	General Counsel and Chief Compliance Officer of Hardt Group, General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Joshua S. Siegel. Chief Executive Officer & Chairman of the Board. Mr. Siegel is the founder and Managing Partner of StoneCastle Partners and serves as its Chief Executive Officer. With over 21 years of experience in financial services, 17 of which have been spent advising clients and investing in financial institutions or assets, he is widely regarded as a leading expert and investor in the banking industry and is often quoted in financial media, including The Wall Street Journal, The New York Times, American Banker, and CNNMoney. In addition, he speaks frequently at industry events, including those hosted by the American Bankers Association, Conference of State Bank Supervisors, FDIC, Federal Reserve Bank and SNL Financial. A creative instructor with a passion for teaching, Joshua has regularly been invited to educate government regulators about the specialized community banking sector. He also serves as Adjunct Professor at the Columbia Business School in New York City. Immediately prior to co-founding StoneCastle, Joshua was a co-founder and Vice President of the Global Portfolio Solutions Group at Citigroup, a group organized to finance portfolios of financial assets for corporations and to invest in the sector as a principal and market maker. He later assumed responsibility for developing new products, including pooled investment strategies for the community banking sector. Joshua originally joined Salomon Brothers in 1996 (which was merged into Travelers in 1998 and into Citigroup in 1999) in the tax and lease division, providing financing and advisory services to government-sponsored enterprises and Fortune

Semi-Annual Report StoneCastle Financial Corp.

500 corporations. Prior to his tenure at Citigroup, Joshua worked at Sumitomo Bank where he served as a corporate lending officer, as a banker managing equipment lease and credit derivative transactions, and as a member of the New York Credit Committee and at Charterhouse, carrying out merchant banking and private equity transactions. Joshua has provided strategic advice to the Global Food Banking Network. He also provides annual economic support to Prep for Prep to make sure academic brilliance is recognized and nurtured without regard to a student's economic, demographic or sociological impediments. He holds a B.S. in Management and Accounting from Tulane University.

George Shilowitz. President and Director. Mr. Shilowitz is a Managing Partner of StoneCastle Partners and serves as the Senior Portfolio Manager of StoneCastle Partners. Mr. Shilowitz has two decades of fixed income and principal investment experience. Mr. Shilowitz worked with StoneCastle since its founding in 2003 and became a partner in 2007. Prior to joining StoneCastle, Mr. Shilowitz was a senior executive at Shinsei Bank and participated in its highly successful turnaround, sponsored by J.C. Flowers & Co. and Ripplewood Partners. At Shinsei, Mr. Shilowitz managed various business units, including Merchant Banking and Principal Finance and was the President of its wholly-owned subsidiary, Shinsei Capital (USA) Limited. Prior to Shinsei, Mr. Shilowitz was a senior member of the Principal Transactions Group at Lehman Brothers in Asia from 1997-2000, focusing on proprietary investments and debt portfolio acquisitions from distressed financial institutions. From 1995-1997, he was a member of Salomon Brothers' asset finance group where he met and first collaborated with Mr. Siegel. Mr. Shilowitz began his career in 1991 at First Boston Corporation (now Credit Suisse) as a member of the fixed income mortgage arbitrage group and also held positions in the financial engineering group and in asset finance investment banking where he focused on banks and specialty finance companies. He holds a B.S. in Economics from Cornell University.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 25 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Mr. Ginsberg has advised on more than 65 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves as Chairman of Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Emil W. Henry, Jr. Mr. Henry is the former Assistant Secretary of the U.S. Treasury for Financial Institutions and is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on global infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses,

StoneCastle Financial Corp. Semi-Annual Report

where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Before attending business school, Mr. Henry was a member of the principal investing arm of Morgan Stanley, where he was involved in the execution of leveraged buyouts on the firm's behalf. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Clara Miller. Clara Miller is President of The F. B. Heron Foundation, which helps people and communities help themselves out of poverty. Prior to assuming the Foundation's presidency, Ms. Miller was President and CEO of Nonprofit Finance Fund which she founded and ran from 1984 through 2010. Ms. Miller was named to The NonProfit Times "Power and Influence Top 50" for the five years from 2006 through 2010. She was awarded a Bellagio Residency in 2010 by The Rockefeller Foundation. In addition to serving on The F. B. Heron Foundation's board, Ms. Miller is on the boards of GuideStar, The Robert Sterling Clark Foundation, and Family Independence Initiative. She is also a member of Social Investment Committee of the Kresge Foundation. In 2010, Ms. Miller became a member of the first Nonprofit Advisory Committee of the Financial Accounting Standards Board. In 1996, Ms. Miller was appointed by President Clinton to the U.S. Treasury's first Community Development Advisory Board for the then-newly-created Community Development Financial Institutions Fund. She later served as its Chair. She chaired the Opportunity Finance Network board for six years and was a member of the Community Advisory Committee of the Federal Reserve Bank of New York for eight years. Other prior board affiliations include Grantmakers for Effective Organizations, Enterprise Community Loan Fund, Community Wealth Ventures and Working Today. Ms. Miller speaks and writes extensively about nonprofit capitalization and finance and has been published in The Financial Times, Stanford Social Innovation Review, The Nonprofit Quarterly and the Chronicle of Philanthropy.

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rachel Schatten. General Counsel, Chief Compliance Officer and Secretary. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as

Semi-Annual Report StoneCastle Financial Corp.

General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

StoneCastle Financial Corp. Semi-Annual Report

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354-6500.

Semi-Annual Report StoneCastle Financial Corp.

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on how to access documents on the SEC's website without charge may be obtained by calling (800) SEC-0330. The Company's Form N-Q may also be obtained upon request and without charge by calling (212) 354-6500 or on the Company's website at www.StoneCastle- Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the six months period ended June 30, 2014 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling (212) 354-6500 and (2) on the SEC's website at http://www.sec.gov.

StoneCastle Financial Corp. Semi-Annual Report

Results of Stockholders Meeting

(unaudited)

The Annual Meeting of Stockholders of StoneCastle Financial Corp. ("the Company") was held on May 20, 2014. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal:

To elect two Class I Directors of the Company, each to serve for a term ending at the 2017 Annual Meeting of Stockholders of StoneCastle Financial Corp. and when his or her successor is duly elected and qualifies.

	Voted For	Authority Withheld
Clara Miller	3,304,236	26,425
George Shilowitz	3,262,849	67,812

Semi-Annual Report StoneCastle Financial Corp.

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StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Joshua Siegel, Chairman of the Board of Directors

George Shilowitz

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Clara Miller

OFFICERS

Joshua Siegel, Chief Executive Officer

George Shilowitz, President

Patrick J. Farrell, Chief Financial Officer

Rachel Schatten, General Counsel, Chief Compliance Officer and Secretary

INVESTMENT ADVISOR

StoneCastle Asset Management LLC
152 West 57th St, 35th Floor
New York, NY 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
4 Becker Farm Road
Roseland, NJ 07068

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)               Not applicable.

(b)               There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	8/14/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	8/14/14

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	8/14/14

* Print the name and title of each signing officer under his or her signature.